Exhibit 99.1

1 Investor Presentation │February 2019 Investor Presentation February 2019

2 Investor Presentation │February 2019 Forward-Looking Statements Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of February 13, 2019. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 13-21 of our 2017 Form 10-K filed on February 23, 2018, page 23 of our Form 10-Q filed on November 6, 2018 and other subsequent filings by Matson with the SEC. Statements made during this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements.

3 Investor Presentation │February 2019 Matson: At-a-Glance OCEAN TRANSPORTATION • A leading U.S. carrier in the Pacific • Lifeline to economies of Hawaii, Alaska and Guam • Niche, premium, expedited service from China to Southern California • 35% ownership in SSAT that operates 7 West Coast terminals • LTM segment revenue (9/30/18) of $1,613 million LOGISTICS • Top 10 integrated, asset-light logistics services • Freight forwarding, rail intermodal, highway brokerage and warehousing • Leverages Matson and Span Alaska brands • Scalable model with high ROIC • LTM segment revenue (9/30/18) of $561 million See Appendix for a reconciliation of GAAP to non-GAAP Financial Metrics (1) Net Income in 2017 includes the benefit of a one-time, non-cash adjustment of $155.0 million related to the enactment of the Tax Cuts and Jobs Act. $0 $50 $100 $150 $200 $250 $300 $350 2012 2013 2014 2015 2016 2017 $ in millions Operating Income Net Income EBITDA (1) Operating Income, Net Income and EBITDA Financial Return Metrics 0% 10% 20% 30% 40% 50% 2012 2013 2014 2015 2016 2017 Return on Equity (ROE) Return on Invested Capital (ROIC) (1) (1)

4 Investor Presentation │February 2019 Matson Today: Connecting the Pacific

5 Investor Presentation │February 2019 Investment Highlights Unique Network Connecting the Pacific • Providing critical supply lifelines to economies throughout the Pacific • Strong market positions in attractive niche markets with multi-decade customer relationships • Dual head-haul economics on China service World-Class Operator and Premium Service Provider • Well-maintained fleet with industry-leading on-time performance • Dedicated terminals with best-in-class truck turns and unmatched cargo availability • Hawaii Neighbor Island barge fleet and Micronesia feeder vessels create hub-and-spoke efficiency • Fastest transit and cargo availability creates competitive advantage and premium rates for China service • Fastest transit time to Guam from U.S. West Coast with superior on-time performance Stable, Growing and Defensible Cash Flow Generation • Increasingly diversified earnings from distinct tradelane service routes and other services • Financial strength to invest in fleet renewal and equipment, pursue strategic opportunities and return capital to shareholders Investing to Grow in Core Businesses • Investing approximately $1 billion in Hawaii fleet renewal and supporting infrastructure • Nearly $700 million in investments for Alaska entry over last 3 years Commitment to Returning Cash to Shareholders • Over $225 million returned to shareholders through share repurchases and dividends since becoming public in 2012 • Compelling dividend yield with dividend growth history Strong Balance Sheet • Investment grade credit metrics • Balance sheet strength leads to low cost of capital

Market and Service Leader to Hawaii

Overview of Service

- 3.5 calls per week into Hawaii with inbounds from Long Beach, Oakland and Seattle
- Operate a dedicated neighbor island barge service, which is a key service differentiator
- Key westbound customer verticals:
  - Food and beverage
  - Retail merchandise
  - Construction

Matson's Focus

- Maintain reliability as the #1 ocean carrier to Hawaii
- Manage transition of new vessels into fleet
- Minimize disruption for customers as new vessels come into service and Sand Island port development progresses

Current 10-Ship Deployment



Seattle
Oakland
LA/Long Beach
2 ships
1 ship
1 ship
1 ship
5 ships
Honolulu

- Future 9-ship deployment will still offer:
  - 2 weekly Long Beach departures
  - 2 weekly Oakland departures
  - 1 weekly Seattle departure

6 | Investor Presentation | February 2019

Matson

7 Investor Presentation │February 2019 China Expedited Service • Weekly service from Ningbo/Shanghai to Long Beach – Uniquely focused on U.S. Monday morning cargo availability • A premium service providing an alternative to deferred air freight and other ocean carriers – 4-to-6 day service disadvantage to deferred air freight – 5-to-10 day service advantage over other ocean carriers • Dedicated terminal space in Long Beach with off-dock container yard • Key customer verticals: – Garments – Footwear – Tightly managed supply chains • Maintain reliability as a premium service provider • Attract new customers away from air freight Overview of Service Matson’s Focus

8 Investor Presentation │February 2019 Alaska Service • Twice weekly service to Anchorage and Kodiak • Weekly service into Dutch Harbor • Matson is the only U.S. containership operator serving Kodiak and Dutch Harbor • Key customer segments: – Food and beverage (NB) – Retail (NB) – Seafood (SB) • Span Alaska an important driver of business • Continue to provide industry-leading customer service • Leverage financial strength and investment in trade Overview of Service Matson’s Focus Current 3-Ship Deployment

9 Investor Presentation │February 2019 Guam Service • Weekly service to Guam as part of CLX service – Significant transit advantage • Provide feeder vessel services from Guam to the islands of Micronesia • Key customer segments: – Military – Food and retail – Household goods • Leverage transit advantage and service reliability • Fight for every piece of freight • Identify and secure construction projects Overview of Service Matson’s Focus

10 Investor Presentation │February 2019 SSAT Joint Venture • Matson owns a 35% interest in SSA Terminals, LLC (SSAT), the leading U.S. West Coast terminal operator – SSAT provides terminal and stevedoring services to carriers at 7 terminal facilities • Services provided to Matson at terminals in Long Beach, Oakland, Seattle, and Tacoma – Long Beach: fastest cargo availability from China • Record contribution from the JV in 2017 – New container volume from Oakland terminal – International alliance realignments proved to be beneficial $0 $10 $20 $30 $40 2015 2016 2017 2018 YTD $ in millions SSAT JV Equity Income (Loss) (As of 9/30/18)

11 Investor Presentation │February 2019 Matson’s Terminals Truck Turn Times (2017) 0 5 10 15 20 25 30 LGB OAK SEA TAC HON Truck Processing Time (minutes) Industry averages 1 – 2 hours Source: Management estimates. • Guaranteed berths / cranes at dedicated terminals used by Matson(1) – Helps to quick turn our vessels and maintain schedule • Matson’s turn times are at least 50% lower than the industry average – Considered best-in-class – Quick turns provide our customers the opportunity to do more business in a day – Continuous improvement to drive down turn time (e.g., incorporating gate technology) Our terminals provide a number of competitive advantages to our truckers and customers. (1) Dedicated terminals in Oakland, Tacoma, Long Beach, and Honolulu.

12 Investor Presentation │February 2019 Matson Logistics Overview of Services 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% $0 $5 $10 $15 $20 $25 2015 2016 2017 2018 YTD Operating Margin Operating Income ($ in millions) Operating Income Operating Margin • Transportation Brokerage – Domestic and international rail intermodal services – Long-haul and regional highway trucking services – Less-than-truckload and expedited freight services • Less-than-Container Load (LCL) and Freight Forwarding – Span Alaska • Warehouse – Over 1.5 million sq. ft. across 4 buildings in attractive port-based locations – PO management and NVOCC services Note: Acquired Span Alaska in 3Q 2016. Operating Income and Margin (As of 9/30/18)

13 Investor Presentation │February 2019 Span Alaska Overview The market leader in Less-than-Container Load freight consolidation and forwarding services to the Alaska market. • Asset-light logistics business • Aggregates Less-than-Container Load (LCL) freight in Auburn, WA for consolidation and shipment to Alaska • Move freight through a network of terminals in Alaska – Enabling the transport of freight to all major population centers • Matson Ocean Transportation’s largest northbound freight customer

14 Investor Presentation │February 2019 Span Alaska Overview (continued) • Diversified end market: Wholesale Distribution, Retail & Household Goods, Construction & Building Materials, Food & Beverage, Government, Oil, Vehicles • LCL Freight – 80% of goods transported to the Auburn terminal by customer-owned vehicles – Handles general cargo, keep-from-freezing, freeze & chill, and hazardous material handling for LCL shipments • Truck Services – Complements core LCL services – Drayage services to/from the Port of Tacoma – Transportation services between Span Alaska’s deconsolidation facilities and customers’ final destinations in Alaska • Other Logistics Services – Brokered freight consolidation in the Lower 48 states through agent terminal in Chicago Span Alaska’s Auburn, WA facility

15 Investor Presentation │February 2019 Recent Organic Growth Initiatives Launched New Service to Okinawa, Japan (September 2017) • Leverages Matson’s U.S.-flagged network from U.S. West Coast through Honolulu and Guam Kwajalein Service • Expanded U.S.-flagged service to Kwajalein to strengthen position • Leverages Honolulu “hub” Launched New Service to Tahiti via Connecting Carrier Agreement (August 2017) • Further penetration of the South Pacific Express (SPX) service into Polynesia • Leverages our Pacific network from U.S. West Coast through Honolulu • In April 2018, announced that service has two Matson-dedicated vessels Logistics • Added to 53’ container fleet

16 Investor Presentation │February 2019 Appendix – Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to, Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), Return on Invested Capital (“ROIC”), Return on Equity (“ROE”), Total Debt-to-EBITDA and Net Debt-to-EBITDA.